UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 26, 2009

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 100
Auburn Hills, MI  48326
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

248-370-9900

(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(b) & (c) On March 26, 2009, David W. Morgan resigned as the Company’s Chief Financial Officer.  On March 26, 2009, Kevin Stolz, the Company’s Controller and Chief Accounting Officer, was appointed as the Company’s Chief Financial Officer.  Mr. Stolz will retain the positions of Controller and Chief Accounting Officer.  The election of Mr. Morgan as the Company’s Chief Accounting Officer and the election of Mr. Stolz as the Company’s Controller and Chief Accounting Officer were reported in our Form 8-K filed with the Securities and Exchange Commission on July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  March 26, 2009                                                       By:  /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary